Exhibit 10.6

AMENDMENT TO RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES ("the Plan")

WHEREAS, Rayonier Inc. (the "Employer") maintains the Rayonier Investment and Savings Plan for Salaried Employees (the "Plan") for its employees;

WHEREAS, Rayonier Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.0l(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 10-1-2017.

1. The Adoption Agreement is amended to read:

1-1    EMPLOYER INFORMATION:
Name: Rayonier Inc.
Address:
Wildlight, 1 Rayonier Way
Yulee, FL 32097
Telephone: (904) 357-9100                    Fax:

2.	The Adoption Agreement is amended to read:

1-5    RELATED EMPLOYERS: Is the Employer part of a group of Related Employers (as defined in Section 1.120 of the Plan)?
☒    Yes
☐    No
If yes, Related Employers may be listed below. A Related Employer must complete a Participating Employer Adoption Page for Employees of that Related Employer to participate in this Plan. The failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). (See Section 2.02(c) of the Plan.)
Raydient Inc., Terrapointe LLC, Raydient LLC, Wildlight LLC. Rayonier Operating Co LLC
[Note: This AA §1-5 is for informational purposes. The failure to identify all Related Employers under this AA §1-5 will not jeopardize the qualified status of the Plan.]

3.	The Adoption Agreement is amended to read:

6A-5 ROTH DEFERRALS. Roth Deferrals (as defined in Section 3.03(e) of the Plan) are not permitted under the Plan, unless designated otherwise under this AA §6A-5.

☒ (a)
Availability of Roth Deferrals. Roth Deferrals are permitted under the Plan. [Note: If Roth Deferrals are effective as of a date later than the Effective Date of the Plan, designate such special Effective Date in AA §6A-9 below. Roth Deferrals may not be made prior to January 1, 2006.]

☒ (b)
Distribution of Roth Deferrals. Unless designated otherwise under this subsection, to the extent a Participant takes a distribution or withdrawal from his/her Salary Deferral Account(s), the Participant may designate the extent to which such distribution is taken from the Pre-Tax Deferral Account or from the Roth Deferral Account. (See Section

8.11(b)(2) of the Plan for default distribution rules if a Participant fails to designate the appropriate Account for corrective distributions from the Plan.)
Alternatively, the Employer may designate the order of distributions for the distribution types listed below:
☒ (1)    Distributions and withdrawals.

☐ (i)	Any distribution will be taken on a pro rata basis from the Participant’s Pre-Tax Deferral Account and Roth Deferral Account

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☒ (ii)	Any distribution will be taken first from the Participant’s Roth Deferral Account and then from the Participant’s Pre-Tax Deferral Account.

☐ (iii)	Any distribution will be taken first from the Participant’s Pre-Tax Deferral Account and then from the Participant’s Roth Deferral Account.
☒ (2)    Distribution of Excess Deferrals.

☐ (i)	Distribution of Excess Deferrals will be made from Roth and Pre-Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the calendar year.

☒ (ii)	Distribution of Excess Deferrals will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.

☐ (iii)	Distribution of Excess Deferrals will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.

☒ (3)	Distribution of Salary Deferrals to Highly Compensated Employees to correct ADP or ACP Test failure.

☐ (i)
Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made from Roth and Pre-Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the Plan Year.

☒ (ii)	Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.

☐ (iii)	Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.

☐ (c)
In-Plan Roth Conversions (pre-2013 provisions). Unless elected under this subsection, the Plan does not permit a Participant to make an In-Plan Roth Conversion under the Plan. To override this provision to allow Participants to make an In-Plan Roth Conversion, this subsection must be completed.

☐ (l)    Effective date. Effective _____________ [not earlier than 9/27/2010 or later than 12/31/2012], a Participant may elect to convert all or any portion of his/her non-Roth vested Account Balance to an In-Plan Roth Conversion Account.
[Note: The Plan must provide/or Roth Deferrals under AA §6A-5 as of the effective date designated in this subsection (1). The provisions under this subsection do not address the provisions under the American Taxpayer Relief Act of2012 (ATRA). To apply the rules under ATRA for In-Plan Roth Conversions made on or after January 1, 2013, see Appendix B of the Plan and Interim Amendment #I.]

☐ (2)
Additional in-service distribution options for In-Plan Roth Conversions. For a Participant to convert his/her contributions to Roth contributions, the Participant must be eligible to take a distribution from the

Plan. This subsection (2) may be used to add the in-service distribution options under the Plan applicable only to In-Plan Roth Conversion s.
☐ (i)    In-service distribution events: In addition to any in-service distribution options described in AA
§ l0, the following in-service distribution options apply for In-Plan Roth Conversions: [Check the appropriate boxes.]
☐ (A)    Attainment of age 59½ for all contribution sources

☐ (B)	Attainment of age 59½ for Salary Deferrals (including QNECs, QMACs and Safe Harbor Contributions, if applicable)

☐ (C)	Attainment of age_ for contribution sources other than Salary Deferrals (and QNECs, QMACs and Safe Harbor Contributions, if applicable).

☐ (D)	Completion of____(cannot be less than 60) months of participation in the Plan. (Not applicable to Salary Deferrals, QNECs, QMACs or Safe Harbor Contributions, as applicable.)

☐ (E)	The amounts being withdrawn have been held in Plan for at least two years. (Not applicable to Salary Deferrals, QNECs, QMACs or Safe Harbor Contributions, as applicable.)
☐ (F)    Other distribution event: _________________________________________________
[Note: For Salary Deferrals (including any QNECs, QMACs or Safe Harbor Contributions), a Participant must be at least age 59½ to take an in-service distribution. For Employer Contributions and Matching Contributions, the Plan may authorize an in-service distribution upon a stated event, including

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the attainment of any age. Any selection in subsection (F) must be d finitely determinable and not subject to Employer discretion. ]
☐(ii)    In-service distribution option available only to accomplish In-Plan Roth Conversion. If this subsection (ii) is checked, the in-service distribution options described in subsection (i) will be permitted only to accomplish an In-Plan Roth Conversion.
[Note: An in-service distribution may be limited solely to accomplish a Roth conversion only if the Plan does not already authorize an in-service distribution. Thus, this subsection (ii) will not apply to the extent an in-service distribution is already authorized under the Plan.]

☐ (3)
Contribution sources. An Employee may only elect to make an In-Plan Roth Conversion from the following sources: [Check all contribution sources available under the Plan from which an In-Plan Roth Conversion is available.]

☐ (i)    All available sources under the Plan
☐ (ii)    Pre-tax Salary Deferrals
☐ (iii)    Employer Contributions
☐ (iv)    Matching Contributions
☐ (v)    Safe Harbor Contributions
☐ (vi)    QNECs and QMACs
☐ (vii)    After-Tax Contributions
☐ (viii)     Ro11over Contributions
☐ (ix)    Describe:
[Note: Any selection in subsection (ix) must be definitely determinable and not subject to Employer discretion.]

☐ (4)	Limits applicable to In-Plan Roth Conversions. The following limits apply in determining the amounts that are eligible for an In-Plan Roth Conversion.

☐ (i)	Check this box if Roth conversions may only be made from contribution sources that are fu11y vested (i.e., 100% vested).
[Note: If an In-Plan Roth Conversion is permitted from partially-vested sources, special rules apply for determining the vested percentage of such amounts after conversion. See Section 7.09 of the Plan.]
☐ (ii)    A Participant may not make an In-Plan Roth Conversion of less than $___    (may not exceed $1,000).
☐ (iii)    A Participant may not make an In-Plan Roth Conversion of any outstanding loan amount.
[Note: If this subsection (iii) is not checked, a Participant may convert amounts that are attributable to an outstanding loan, to the extent the loan relates to a contribution source that is eligible for conversion under subsection (3) above.]
☐ (iv)    Describe: _________________________________________________________________________

[Note: Any selection in subsection (iv) must be definitely determinable and not subject to Employer discretion.]

☐ (5)	Amounts available to pay federal and state taxes generated from an In-Plan Roth Conversion.

☐ (i)
In-service distribution. If the Plan does not otherwise permit an in-service distribution at the time of the In-Plan Roth Conversion and this subsection (i) is checked, a Participant may elect to take an in-service distribution solely to pay taxes generated from the In-Plan Roth Conversion.

☐ (ii)
Participant loan. Generally, a Participant may request a loan from the Plan to the extent permitted under Section 13 of the Plan and Appendix B of this Adoption Agreement. However, to the extent a Participant loan is not otherwise allowed and this subsection (ii) is selected, a Participant may receive a Participant loan solely to pay taxes generated from an In-Plan Roth Conversion.

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[Note: if this subsection (ii) is selected and Participant loans are not otherwise authorized under the Plan, any Participant loan made pursuant to this subsection (ii) will be made in accordance with the default loan policy described in Section 13 of the Plan.]

☐ (6)	Distribution from In-Plan Roth Conversion Account. Distributions from the In-Plan Roth Conversion account will be permitted as follows:

☐ (i)
In-service distributions will not be permitted from an In-Plan Roth Conversion account until the earliest date a distribution would otherwise be permitted for any contribution source eligible for conversion, without regard to the conversion distribution.

☐ (ii)    An in-service distribution may be made from the In-Plan Roth Conversion account at any time.

☐ (iii)
A separate In-Plan Roth Conversion account will be maintained for converted amounts attributable to Rollover Contributions and/or After-Tax Contributions. An in-service distribution may be made at any time from this separate account.

☐ (iv)    Describe distribution options: ______________________________________________________

[Note: This subsection (6) may not be used to eliminate an in-service distribution option that was otherwise available at the time of the In-Plan Roth Conversion. Thus, for example, if a Participant is permitted to make an In-Plan Roth Conversion of After-Tax Contributions or Rollover contributions, and such contributions are eligible for immediate distribution at the time of the In-Plan Roth Conversion, those amounts must continue to be available for distribution after the In-Plan Roth Conversion, Subsection (iii) permits the protection of the immediate distribution option for Rollover and After-Tax Contributions while still delaying the distribution of other contribution sources. If subsection (iii) is checked, subsection (i) or (iv) should also be checked to describe distribution options/or other contribution sources. To the extent a selection in this subsection (6)
results in an improper elimination of a distribution right, the provisions of this subsection (6) will not apply.]

☐ (d)    Describe any special rules that apply to Roth Deferrals under the Plan: _____________________________________
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

4.	The Adoption Agreement is amended to read:

6A-9
SPECIAL DEFERRAL EFFECTIVE DATES. Unless designated otherwise under this AA §6A-9, a Participant is eligible to make Salary Deferrals under the Plan as of the Effective Date of the Plan (as designated in the Employer Signature Page).

However, in no case may a Participant begin making Salary Deferrals prior to the later of the date the Employee becomes a Participant, the date the Participant executes a Salary Reduction Agreement or the date the Plan is adopted or effective. (See Section 3.03(a) of the Plan.)
To designate a later Effective Date for Salary Deferrals or Roth Deferrals, complete this AA §6A-9.

☐ (a)	Salary Deferrals. A Participant is eligible to make Salary Deferrals under the Plan as of:
☐ (1)    the date the Plan is executed by the Employer (as indicated on the Employer Signature Page).
☐ (2)    ___ (insert date).

☒ (b)
Roth Deferrals. The Roth Deferral provisions under AA §6A-5 are effective as of 2-1-2018 . [If Roth Deferrals are permitted under AA §6A-5 above, Roth Deferrals are effective as of the Effective Date applicable to Salary

Deferrals under this AA §6A-9, unless a later date is designated under this subsection.]

5.	The Adoption Agreement is amended to read:

6B-3    CONTRIBUTIONS ELIGIBLE FOR MATCHING CONTRIBUTIONS ("ELIGIBLE CONTRIBUTIONS"). Unless
designated otherwise under this AA §6B-3, all Salary Deferrals, including any Roth Deferrals and Catch-Up Contributions are eligible for the Matching Contributions designated under AA §6B-2.
☒ (a)    Matching Contributions. Only the following contribution sources are eligible for a Matching Contribution under AA
§6B-2:
☒ (l)    Pre-tax Salary Deferrals
☒ (2)    Roth Deferrals
☒ (3)    Catch-Up Contributions
[Note: Any amounts excluded under this subsection do not apply to Safe Harbor Matching Contributions under AA

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§6C-2. See AA §6D-2 to determine eligibility of After-Tax Employee Contributions for Matching Contributions.]

☐(b)
Application of Matching Contributions to elective deferrals made under another plan maintained by the Employer. If this subsection is checked, the Matching Contributions described in AA §68-2 will apply to elective deferrals made under another plan maintained by the Employer.

☐ (1)    The Matching Contribution designated in AA §6B-2 above will apply to elective deferrals under the following plan maintained by the Employer: ___________

☐ (2)    The following special rules apply in determining the amount of Matching Contributions under this Plan with respect to elective deferrals under the plan described in subsection (1): _______________________________

[Note: This subsection may be used to describe special provisions applicable to Matching Contributions provided with respect to elective deferrals under another plan maintained by the Employer, including another qualified plan, Code §403(b) plan or Code §457(b) plan.]
☒ (c)    Special rules. The following special rules apply for purposes of determining the Matching Contribution under this AA
§6B-3: A Participant who receives a non-hardship withdrawal of After-tax or Company Matching contributions is suspended from receiving Company Matching contributions for three months following the date of withdrawal.
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder. If contribution sources are limited/or only certain Matching Contributions those limitations may be described under this subsection.]

6.
The Participating Employer Page has been modified to add Raydient LLC, Terrapointe LLC, Wildlight LLC, and Rayonier Operating Co LLC as participating employers. The modified Participating Employer Page(s) are attached to this Amendment.

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PARTICIPATING EMPLOYER ADOPTION PAGE

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer if there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the "Employer" in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]

PARTlCIPATlNG EMPLOYER INFORMATION:
Name: Terrapointe LLC
Address: Wildlight 1 Rayonier Way
City, State, Zip Code: Yulee, Florida 32097
EMPLOYER IDENTIFICATION NUMBER (EIN): 59-3607205
FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)
☒    New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-2017 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
☐    Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is:
☐    Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATlON OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan. ]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.
☐ (a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this
Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled "Special Effective Dates for
Participating Employer" and identify the special effective dates as they apply to the Participating Employer.
☐ (b)    Modification of Adoption Agreement elections. Section(s) ___ of the Agreement are being modified for this Participating
Employer. The modified provisions are effective     .
[Note: Attach a description of the modifications to this Participating Employer Adoption Page.]
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page l of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

Terrapointe LLC
(Name of Employer)

Shelby Pyatt	VP, HR and IT
(Name of authorized representative)	(Title)

/s/ SHELBY PYATT	11/9/2017
(Signature)	(Date)

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PARTICIPATING EMPLOYER ADOPTION PAGE

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan/or rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating employer Adoption Page. Any reference to the "Employer" in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]

PARTlClPATlNG EMPLOYER lNFORMATlON:
Name: Raydient LLC
Address: Wildlight l Rayonier Way
City, State, Zip Code: Yulee, Florida 32097
EMPLOYER lDENTlFlCATlON NUMBER (EIN): 59-3607205
FORM OF BUSlNESS: LLC
EFFECTlVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-17 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
☐    Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.
(a)    Name of plan(s) being restated:_________________________________________________________________________________________
(b)    This restatement is effective     [Note: Date can be no earlier than January 1, 2007]

(c)	The original effective date of the plan(s) being restated is:
☐    Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATlON OF CONTRIBUTlONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTlON AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐ (a)
Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled "Special Effective Dates for participating Employer" and identify the special effective dates as they apply to the Participating Employer.

☐ (b)    Modification of Adoption Agreement elections. Section(s) ____of the Agreement are being modified for this Participating
Employer. The modified provisions are effective                                  .
[Note: Attach a description of the modifications to this Participating Employer Adoption Page.]
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page l of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

Raydient LLC
(Name of Employer)

Shelby Pyatt	VP, HR and IT
(Name of authorized representative)	(Title)

/s/ SHELBY PYATT	11/9/2017
(Signature)	(Date)

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PARTICIPATING EMPLOYER ADOPTION PAGE

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section /6 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the "Employer" in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]

PARTICIPATING EMPLOYER INFORMATION:
Name: Wildlight LLC
Address: Wildlight 1 Rayonier Way
City, State, Zip Code: Yulee, Florida 32097
EMPLOYER IDENTIFICATION NUMBER (EIN): 81-3453961
FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-17 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
☐    Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.
(a) Name of plan(s) being restated:_____________________________________________________________________________________________

(b)	This restatement is effective [Note: Date can be no earlier than January 1m 2007]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATlON OF CONTRlBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. lf this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐ (a)
Special Effective Dates, Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled "Special Effective Dates for Participating Employer" and identify the special effective dates as they apply to the Participating Employer.

☐ (b)    Modification of Adoption Agreement elections. Section(s) of the Agreement are being modified for this Participating
Employer. The modified provisions are effective __________________________________________________________________________.
[Note: Attach a description of the modifications to this Participating Employer Adoption Page.]
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page l of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

Wildlight LLC
(Name of Employer)

Shelby Pyatt	VP, HR and IT
(Name of authorized representative)	(Title)

/s/ SHELBY PYATT	11/9/2017
(Signature)	(Date)

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PARTICIPATING EMPLOYER ADOPTION PAGE

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the "Employer" in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]

PARTIClPATING EMPLOYER lNFORMATlON:
Name: Rayonier Operating Company LLC
Address: Wildlight I Rayonier Way
City, State, Zip Code: Yulee, Florida 32097

EMPLOYER lDENTIFICATION NUMBER (EIN): 27-2793120
FORM OF BUSINESS: LLC

EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 1-1-2018. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective ________________________________________________ [Note: Date can be no earlier than January 1, 2007]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFlCATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐ (a)
Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled "Special Effective Dates for Participating Employer" and identify the special effective dates as they apply to the Participating Employer.

☐ (b)    Modification of Adoption Agreement elections. Section(s) ___ of the Agreement are being modified for this Participating
Employer. The modified provisions are effective     .
[Note: Attach a description of the modifications to this Participating Employer Adoption Page.]
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page I of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

Rayonier Operating Company LLC
(Name of Employer)

Shelby Pyatt	VP, HR and IT
(Name of authorized representative)	(Title)

/s/ SHELBY PYATT	11/9/2017
(Signature)	(Date)

© Copyright 2017    Massachusetts Mutual Life insurance Company    10-1-2017
Version: V1.8sub- 2    Page 9

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Investment and Savings Plan for Salaried Employees to effect:
☐ (a)    The adoption of a new plan, effective__ [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the
Plan year in which the Plan is adopted.]
☐ (b)    The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.

(1)
Effective date of restatement: ___. [Note: Date can be no earlier than January 1, 2007. Sec/ion 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance. ]

(2)    Name of plan(s) being restated:
(3)    The original effective date of the plan(s) being restated:

☒ (c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1)	Effective Date(s) of amendment/restatement: 10-1-2017

(2)	Name of plan being amended/restated: Rayonier Investment and Savings Plan for Salaried Employees

(3)	The original effective date of the plan being amended/restated: 3-1-1994

(4)
If Plan is being amended, identify the Adoption Agreement section(s) being amended: Section 1-l to change the Employer Address; Section 1-5 and the Participating Employer Adoption Page to add Raydient LLC, Terrapointe LLC,

and Wildlight LLC as related and participating employers effective October l, 2017 and to add Rayonier Operating Co LLC as a related and participating employer effective January 1, 2018: Sections 6A-5, 6A-9, and 6B-3 to permit Roth Deferrals into the Plan effective February 1, 2018.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street Springfield, MA 01111-0001
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §40l(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Rayonier Inc.
(Name of Employer)

Shelby Pyatt	VP, HR and IT
(Name of authorized representative)	(Title)

/s/ SHELBY PYATT	11/9/2017
(Signature)	(Date)

© Copyright 2017    Massachusetts Mutual Life insurance Company    10-1-2017
Version: V1.8sub- 2    Page 10